Exhibit 99.2.2

EXECUTION VERSION

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of May 27, 2016, is entered into by and among the persons listed on Schedule I hereto (each a “Stockholder” and collectively, the “Stockholders”), Elecor Intermediate Holding II Corporation, a Delaware corporation (“Parent”).

WHEREAS, contemporaneously with the execution of this Agreement, Parent, Elecor Merger Corporation, a California corporation (“Merger Sub”), and Electro Rent Corporation, a California corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), providing, among other things, for the merger of Merger Sub with and into the Company (the “Merger”); and

WHEREAS, as a condition of and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, Parent and Merger Sub have required that the Stockholders enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Definitions. For the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in this Section 1.

“Acquisition Proposal” has the meaning set forth in the Merger Agreement.

“Additional Owned Shares” means all shares of Company Common Stock and any other equity securities of the Company which are beneficially owned by a Stockholder or any of its Affiliates and are acquired after the date hereof and prior to the termination of this Agreement.

“Affiliate” has the meaning set forth in the Merger Agreement; provided, however, that the Company shall be deemed not to be an Affiliate of any Stockholder.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Business Day” has the meaning set forth in the Merger Agreement.

“CGCL” means the California General Corporation Law.

“Company Common Stock” has the meaning set forth in the Merger Agreement.

“Company Stockholders Meeting” has the meaning assigned thereto in Section 2(a) hereof.

“Covered Shares” means the Owned Shares and Additional Owned Shares.

“Exchange Act” has the meaning set forth in the Merger Agreement.

“Disclosed Owned Shares” has the meaning assigned thereto in Section 5(a) hereof.

“Governmental Authority” has the meaning set forth in the Merger Agreement.

“HSR Act” has the meaning set forth in the Merger Agreement.

“Liens” has the meaning assigned thereto in Section 5(a) hereof.

“Owned Shares” means all shares of Company Common Stock and any other equity securities of the Company which are beneficially owned by a Stockholder or any of its Affiliates as of the date hereof, each as set forth opposite such Stockholder’s name on Schedule I hereto.

“person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization or other entity or group (as defined in Section 13(d) of the Exchange Act).

“Representatives” has the meaning assigned thereto in Section 3(b) hereof.

“Subsidiary” has the meaning set forth in the Merger Agreement.

“Term” has the meaning assigned thereto in Section 6 hereof.

“Transfer” means, with respect to a security, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such security or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.

2. Stockholder Vote.

(a) Voting Agreement. At any meeting of the stockholders of the Company, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought (each, a “Company Stockholders Meeting”), each Stockholder shall, and shall cause any other holder of record to, (i) appear at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all Covered Shares:

(i) in favor of adopting the Merger Agreement (for the purposes of this Section 2(a), as it may be modified or amended from time to time), including the agreement of merger contained therein, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement,

(ii) in favor of any adjournment or postponement recommended by the Company with respect to any stockholder meeting with respect to the Merger Agreement and the Merger,

(iii) against any Acquisition Proposal or any proposal relating to an Acquisition Proposal,

(iv) against any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company,

(v) against any change in the business, management or Board of Directors of the Company (other than in connection with the transactions described in clause (i) above) and

(vi) against any proposal, action or agreement that would (1) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the Merger, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, (3) result in any of the conditions set forth in Article VIII of the Merger Agreement not being fulfilled or (4) except as expressly contemplated by the Merger Agreement, change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, the Company. Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

(b) Irrevocable Proxy. Concurrently with the execution of this Agreement, each Stockholder agrees to execute and deliver to Parent an irrevocable proxy in the form attached as Exhibit A hereto (subject to the proviso to this sentence, each a “Proxy” and, collectively, the “Proxies”), which shall be irrevocable to the extent permitted by applicable law, covering all Covered Shares; provided, however, that, in the event that, the number of Covered Shares are modified, including due to the acquisition of Additional Owned Shares, each Stockholder may (and, promptly upon any request by Parent, shall) execute and deliver to Parent an irrevocable proxy in the form attached as Exhibit A hereto, except that the definition of “Covered Shares” therein will be updated accordingly, and, upon delivery of such new proxy to Parent, Parent will destroy the existing Proxy and such new proxy will be deemed the Proxy for the purposes of this Agreement. Each Stockholder hereby represents to Parent that any proxies heretofore given in respect of the Covered Shares are not irrevocable and that any such proxies are hereby revoked, and each Stockholder agrees to promptly notify the Company of such revocation. Each Stockholder hereby affirms that the Proxy is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the Proxy is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 705(e) of the CGCL. If for any reason the proxy granted herein is not irrevocable, each Stockholder agrees to vote the Covered Shares in accordance with Section 2(a) hereof.

3. No Disposition or Solicitation.

(a) No Disposition or Adverse Act. Each Stockholder hereby covenants and agrees that, except as set forth in Section 3(b) hereof and as otherwise contemplated by this Agreement and the Merger Agreement, such Stockholder shall not (i) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein without the prior written consent of Parent, (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all Covered Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of the Covered Shares, (iv) deposit any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares or (v) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 3(a) shall be null and void.

(b) Permitted Transfers. Section 3(a) shall not prohibit a Transfer of Covered Shares by Stockholder (i) upon the death of Stockholder, (ii) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or (iii) to a charitable organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986 or a charitable remainder trust; provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by the terms of this Agreement and delivers a proxy to Parent in substantially the form of the Proxy.

(c) Non-Solicitation. Subject to Section 7 hereof, each Stockholder hereby agrees that such Stockholder shall not, and shall cause its Affiliates, representatives and agents (including its investment bankers, attorneys and accountants) (collectively, its “Representatives”) not to, directly or indirectly, encourage, solicit, initiate or participate in any way in any discussions or negotiations with, or provide any information to, or afford any access to the properties, books or records of the Company or any of its Subsidiaries to, enter into any agreement with, or otherwise take any other action to assist or facilitate, any person (other than Parent or Merger Sub or any of their respective Representatives) relating to any Acquisition Proposal. Each Stockholder shall immediately cease any existing activities, discussions or negotiations conducted heretofore with respect to any Acquisition Proposal. Each Stockholder shall immediately communicate to Parent the terms of any Acquisition Proposal (or any discussion, negotiation or inquiry with respect thereto) directed to or involving such Stockholder solely in its capacity as a stockholder of the Company and not as a director or officer of the Company, including the identity of the person making such Acquisition Proposal or inquiry which it may receive. Each Stockholder shall keep Parent fully informed, on a current basis, of the status and terms of any such Acquisition Proposal or inquiry. Any violation of the foregoing restrictions by any Stockholder or any of its Representatives shall be deemed to be a material breach of this Agreement by such Stockholder.

4. Additional Agreements.

(a) Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition of Additional Owned Shares or other securities or rights of the Company by any Stockholder or any of its Affiliates, (i) the type and number of Covered Shares shall be adjusted appropriately and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other securities or rights of the Company issued to or acquired by such Stockholder or any of its Affiliates.

(b) Waiver of Appraisal and Dissenters’ Rights and Actions. Each Stockholder hereby (i) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that such Stockholder may have and (ii) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby.

(c) Communications. Unless required by applicable law or permitted under the Merger Agreement, each Stockholder shall not, and shall cause its Representatives not to, make any press release, public announcement or other communication with respect to the business or affairs of the Company, Parent or Merger Sub, including this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Parent. Each Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent or the Company of (A) such Stockholder’s identity and holding of Covered Shares, and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement, to the extent such publication or disclosure is required by applicable law or otherwise permitted under the Merger Agreement, and (B) further consents to and authorizes the publication and disclosure, subject to prior written approval of such Stockholder, of any other information that Parent reasonably determines to be necessary or desirable in any press release or any other disclosure document in connection with the Merger or any other transactions contemplated by the Merger Agreement and (ii) agrees as promptly as practicable to notify Parent of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document.

(d) Additional Owned Shares. Each Stockholder hereby agrees to notify Parent promptly in writing of the number and description of any Additional Owned Shares.

5. Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants to Parent as follows:

(a) Title. Such Stockholder is the sole record and beneficial owner of the shares of Company Common Stock set forth opposite such Stockholder’s name on Schedule I (the “Disclosed Owned Shares”). The Disclosed Owned Shares constitute all of the capital stock and any other equity securities of the Company owned of record or beneficially by such Stockholder and its Affiliates on the date hereof and neither such Stockholder nor any of its Affiliates is the beneficial owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any shares of Company Common Stock or any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for shares of Company Common Stock or such other equity securities, in each case other than the Disclosed Owned Shares. Such Stockholder has sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Sections 3 and 4 hereof and all other matters set forth in this Agreement, in each case with respect to all of the Owned Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. Except as permitted by this Agreement, the Owned Shares and the certificates representing such shares, if any, are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of any and all liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever on title, transfer or exercise of any rights of a stockholder in respect of the Owned Shares (other than as created by this Agreement) (collectively, “Liens”).

(b) Organization and Qualification. If such Stockholder is not a natural person, such Stockholder is a legal organization duly organized and validly existing in good standing under the laws of the jurisdiction of its organization indicated on Schedule I hereto.

(c) Authority. Such Stockholder has all necessary power and authority and legal capacity to execute, deliver and perform all of such Stockholder’s obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of such Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(d) Due Execution and Delivery. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. If such Stockholder is married, and any of the Covered Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, binding and enforceable, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, such Stockholder’s spouse, enforceable against such Stockholder’s spouse in accordance with its terms.

(e) No Filings; No Conflict or Default. Except for filings under the HSR Act, any competition, antitrust and investment laws or regulations of foreign jurisdictions and the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other person is necessary for the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby and the compliance by such Stockholder with the provisions hereof. None of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust, to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound, (ii) violate any judgment, order, writ, injunction, decree or award of any court, administrative agency or other Governmental Entity that is applicable to such Stockholder or any of such Stockholder’s properties or assets, (iii) constitute a violation by such Stockholder of any law or regulation of any jurisdiction, (iv) render any state takeover statute or similar statute or regulation, applicable to the Merger or any other transaction involving Parent, or (v) if such Stockholder is not a natural person, contravene or conflict with such Stockholder’s certificate of incorporation, bylaws, trust agreement or other organizational documents, in each case, except for any conflict, breach, default or violation described above which would not adversely affect the ability of such Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(f) No Litigation. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder at law or in equity before or by any Governmental Entity that could reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(g) No Fees. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder in his capacity as Stockholder.

(h) Receipt; Reliance. Such Stockholder has received and reviewed a copy of the Merger Agreement. Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

6. Termination. The term (the “Term”) of this Agreement and the Proxies granted pursuant hereto, with respect to any Stockholder, shall commence on the date hereof and shall terminate upon the earliest of (i) the mutual agreement of Parent and such Stockholder, (ii) the Effective Time (as defined in the Merger Agreement) and (iii) the termination of the Merger Agreement in accordance with its terms; provided that (A) nothing herein shall relieve any party hereto from liability for any breach of this Agreement and (B) this Section 6, Section 7 and Section 8 shall survive any termination of this Agreement.

7. No Limitation. Nothing in this Agreement shall be construed to prohibit any Stockholder who is an officer or member of the Board of Directors of the Company from taking any action solely in his or her capacity as an officer or member of the Board of Directors of the Company or from taking any action with respect to any Acquisition Proposal as an officer or member of such Board of Directors.

8. Miscellaneous.

(a) Entire Agreement. This Agreement (together with Schedule I and Exhibit A) and the Proxies constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

(b) Reasonable Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated hereby. At the other party’s reasonable request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby. Without limiting the foregoing, each Stockholder shall execute and deliver to Parent and any of its designees any additional proxies, including with respect to Additional Owned Shares, reasonably requested by Parent in furtherance of this Agreement.

(c) No Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of Stockholders (in the case of any assignment by Parent) or Parent (in the case of an assignment by a Stockholder or the Company); provided that Parent may assign its rights and obligations hereunder to Merger Sub or any other Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder.

(d) Binding Successors. Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Covered Shares, each Stockholder agrees that this Agreement and the applicable Proxy and the obligations hereunder and thereunder shall attach to the Covered Shares beneficially owned by such Stockholder and its Affiliates and shall be binding upon any person to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder’s heirs, guardians, administrators, representatives or successors.

(e) Amendments. This Agreement may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of Parent and each Stockholder.

(f) Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received) (i) upon receipt, if delivered personally or by first class mail, postage pre-paid, (ii) on the date of transmission, if sent by facsimile transmission (with confirmation of receipt), or (iii) on the Business Day after dispatch, if sent by nationally recognized, documented overnight delivery service, as follows:

If to Stockholder:

At the address and facsimile number set forth on Schedule I hereto.

Copy to:

Manatt, Phelps & Philips, LLP

One Embarcadero Center, 30th Floor

San Francisco, California 94111

Attention: David Gershon, Esq.

Email: dgershon@manatt.com

Facsimile No.: (415) 291-7474

If to Parent:

Elecor Intermediate Holding II Corporation

c/o Platinum Equity, LLC

52 Vanderbilt Avenue

New York, New York 10017

Attention: Louis Samson

Email: lsamson@platinumequity.com

Facsimile No.: (212) 905-0011

and

c/o Platinum Equity, LLC

360 North Crescent Drive, South Building

Beverly Hills, California 90210

Attention: Eva M. Kalawski

Email: ekalawski@platinumequity.com

Facsimile No.: (310) 712-1863

Copy to:

Latham & Watkins LLP

555 11th Street, N.W., Suite 1000

Attention: David I. Brown

Email: david.brown@lw.com

Facsimile No.: (202) 637-2201

or to such other address or facsimile number as the person to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

(g) Severability. This Agreement shall be deemed severable; the invalidity, illegality or unenforceability of any term or provision of this Agreement shall not affect the validity, legality or enforceability of the balance of this Agreement or of any other term hereof, which shall remain in full force and effect. If any of the provisions hereof are determined to be invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

(h) Remedies. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any such right, power or remedy by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with such party’s obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(j) No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(k) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws and judicial decisions of the State of California applicable to agreements executed and performed within such state, irrespective of its conflicts of law principles.

(l) Submission to Jurisdiction. Each of the parties hereto irrevocably submits itself to the personal jurisdiction of any court of proper subject matter jurisdiction in the State of California, City of Los Angeles (and any appellate court therefrom) in the event any dispute arises out of this Agreement, the Merger Agreement or the Merger, and agrees that it will not bring any Action (as defined in the Merger Agreement) relating to this Agreement, the Merger Agreement or the Merger in any court other than such a court in the State of California, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court. Each of the parties hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action related to or arising out of this Agreement, the Merger Agreement or the Merger, that (i) the Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement or the subject matter hereof may not be enforced in or by such courts. Each party to this Agreement hereby irrevocably and unconditionally agrees that service of any process, summons, notice or document by U.S. registered mail, or otherwise in the manner provided for notices in Section 10(f) hereof, shall be effective service of process for any such action, suit or proceeding brought against it in any such court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(m) Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(m).

(n) Specific Performance. The parties hereto agree that Parent would be irreparably damaged in the event that any of the provisions of this Agreement were not performed by any Stockholders in accordance with their specific terms or were otherwise breached by any Stockholder, and that Parent would not have an adequate remedy at law for money damages in such event. It is accordingly agreed that Parent shall be entitled, without posting any bond or other undertaking, to specific performance and injunctive and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Parent is entitled at law or in equity.

(o) Interpretation. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement shall be interpreted for or against any party hereto because that party or its legal representatives drafted the provision. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular section in which such words appear.

(p) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

(q) Expenses. Except as otherwise provided herein, each party hereto shall pay such party’s own expenses incurred in connection with this Agreement.

(r) No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct any Stockholder in the voting of any of the Covered Shares, except as otherwise provided herein.

[Signature page follows.]

IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:

ELECOR INTERMEDIATE HOLDING II CORPORATION

By:	/s/ Eva M. Kalawski
Name: Eva M. Kalawski
Title: Vice President and Secretary

[Signature page to Voting Agreement]

STOCKHOLDERS:

/s/ Phillip A. Greenberg
Name:	Phillip A. Greenberg

SCHEDULE I

Name and Contact Information for Stockholder	Number of Shares of Company Common Stock Beneficially Owned

Phillip A. Greenberg c/o Electro Rent Corporation 6060 Sepulveda Blvd. Van Nuys, CA 91411 Attention: Chief Executive Officer	2,335,573

EXHIBIT A

FORM OF IRREVOCABLE PROXY

The undersigned stockholder (“Stockholder”) of Electro Rent Corporation, a California corporation (the “Company”), hereby (i) irrevocably grants to, and appoints, Elecor Intermediate Holding II Corporation, a Delaware corporation (“Parent”), and any person designated in writing by Parent, and each of them individually, Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote all of the Covered Shares or grant a consent or approval in respect of the Covered Shares, in accordance with the terms of this Proxy and (ii) revokes any and all proxies heretofore given in respect of the Covered Shares.

This Proxy is granted pursuant to that certain Voting Agreement, dated as of the date hereof, by and among Parent, the Company and the persons listed on Schedule I hereto, including Stockholder (the “Voting Agreement”). For the purposes of this Proxy, “Covered Shares” means (i) all shares of common stock, no par value, of the Company (“Company Common Stock”) and any other equity securities of the Company which are beneficially owned by Stockholder or any of its Affiliates (as defined in the Voting Agreement) as of the date hereof and (ii) all shares of Company Common Stock and any other equity securities of the Company which are beneficially owned by Stockholder or any of its Affiliates and are acquired after the date hereof and prior to the termination of the Voting Agreement. The Covered Shares as of the date hereof are set forth on the signature page hereof.

Stockholder hereby affirms that the irrevocable proxy set forth in this Proxy is given in connection with the execution of that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, by and among Parent, MergerSub, Inc., a California corporation (“Merger Sub”), and the Company, providing, among other things, for the merger of Merger Sub with and into the Company, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under the Voting Agreement. Stockholder hereby further affirms that the irrevocable proxy set forth in this Proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, this Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 705(e) of the California General Corporation Law.

The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned at any time after the date hereof and prior to the termination of the Voting Agreement to act as the undersigned’s attorney-in-fact and proxy to vote the Covered Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Covered Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special, adjourned or postponed meeting of the stockholders of the Company and in every written consent in lieu of such a meeting:

(A)

in favor of adopting the Merger Agreement (for the purposes of this Proxy, as it may be modified or amended from time to time), including the agreement of merger contained therein, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and the Voting Agreement;

(B)	in favor of any adjournment or postponement recommended by the Company with respect any stockholder meeting with respect to the Merger Agreement and the Merger;

(C)	against any Acquisition Proposal (as defined in the Merger Agreement) or any proposal relating to an Acquisition Proposal;

(D)

against any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company;

(E)	against any change in the business, management or Board of Directors of the Company (other than in connection with the transactions described in clause (A)); and

(F)

against any proposal, action or agreement that would (1) impede, frustrate, prevent or nullify any provision of the Voting Agreement, the Merger Agreement or the Merger, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, (3) result in any of the conditions set forth in Article VIII of the Merger Agreement not being fulfilled or (4) except as expressly contemplated by the Merger Agreement, change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, the Company.

All obligations of the undersigned hereunder shall attach to the Covered Shares and shall be binding upon any person to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of law or otherwise, including, without limitation, Stockholder’s heirs, guardians, administrators, representatives or successors.

Dated: May 27, 2016

/s/ Phillip A. Greenberg
Name:	Phillip A. Greenberg

c/o Electro Rent Corporation
6060 Sepulveda Boulevard, Suite 300
Van Nuys, CA 91411-2501
Address

Covered Shares:	2,335,573

[Signature Page to Proxy]